CAPITAL WORLD BOND FUND, INC.

                                     Part B
                       Statement of Additional Information

                                December 1, 2004

                      (as supplemented on August 17, 2005)


This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Bond Fund, Inc. (the "fund" or "WBF") dated December 1, 2004. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.


                               TABLE OF CONTENTS


Item                                                                  Page no.
----                                                                  --------
Certain investment limitations and guidelines . . . . . . . . . . .        2
Description of certain securities and investment techniques . . . .        2
Fundamental policies and investment restrictions. . . . . . . . . .       10
Management of the fund  . . . . . . . . . . . . . . . . . . . . . .       12
Execution of portfolio transactions . . . . . . . . . . . . . . . .       30
Price of shares . . . . . . . . . . . . . . . . . . . . . . . . . .       30
Taxes and distributions . . . . . . . . . . . . . . . . . . . . . .       32
Purchase and exchange of shares . . . . . . . . . . . . . . . . . .       37
Sales charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Sales charge reductions and waivers . . . . . . . . . . . . . . . .       41
Rollovers from retirement plans to IRAs . . . . . . . . . . . . . .       44
Selling shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       44
Shareholder account services and privileges . . . . . . . . . . . .       45
General information . . . . . . . . . . . . . . . . . . . . . . . .       48
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       53
Financial statements



                       Capital World Bond Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered AT THE TIME OF PURCHASE, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).

..    Normally, the fund will invest substantially in debt securities rated Baa or better by Moody's Investors Service (Moody's) or BBB or better by Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.

..    The fund may invest up to 25% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."


DEBT SECURITIES -- Debt securities are used by issuers to borrow money. Generally, issuers pay investors interest and repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and increase in value until maturity. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.


Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.


Certain additional risk factors relating to debt securities are discussed below:


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would

                       Capital World Bond Fund -- Page 2
     adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.


INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation- adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

                       Capital World Bond Fund -- Page 3
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INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a lower per capita gross domestic product and a lower market capitalization relative to its economy. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as

                       Capital World Bond Fund -- Page 4
purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities. Currency options may be either listed on an exchange or traded over-the-counter ("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.


U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:


     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan

                       Capital World Bond Fund -- Page 5
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Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National
Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:


     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on these securities' effective maturities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

                       Capital World Bond Fund -- Page 6
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     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.

                       Capital World Bond Fund -- Page 7

The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


Cash and cash equivalents may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


INVESTMENT COMPANIES -- The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.


LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy

                       Capital World Bond Fund -- Page 8
of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


DIVERSIFICATION --The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers. Accordingly, such a limitation might increase the fund's investment risk. Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S. taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and Distributions".)

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2004 and 2003 were 79% and 83%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                       Capital World Bond Fund -- Page 9

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) or options on currencies;

4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

5. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9. Invest in interests in oil, gas, or other mineral exploration or development programs;

                       Capital World Bond Fund -- Page 10

10. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:


1. The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3. The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

5. The fund may not issue senior securities, except as permitted under the 1940 Act.

                       Capital World Bond Fund -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF PORTFOLIOS
                        POSITION       ELECTED                                        WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ OVERSEEN             HELD
     NAME AND AGE         FUND     OF THE FUND/1/          PAST FIVE YEARS              BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Director       1999        Corporate director and                   14            Carnival Corporation
 Jr.                                                author; former U.S.
 Age: 70                                            Ambassador to Spain; former
                                                    Vice Chairman, Knight-Ridder,
                                                    Inc. (communications
                                                    company); former Chairman and
                                                    Publisher, The Miami Herald
                                                               ----------------
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private investor; former                 19            Ducommun Incorporated;
 Christie                                           President and CEO, The                                 IHOP Corporation;
 Age: 71                                            Mission Group (non-utility                             Southwest Water Company
                                                    holding company, subsidiary
                                                    of Southern California Edison
                                                    Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director       1994        Chairman of the Board and                12            Allegheny Technologies;
 Age: 56                                            CEO, Ecovation, Inc. (organic                          BF Goodrich;
                                                    waste management)                                      Teledyne Technologies
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Chairman of    1989        Chairman of the Board and                16            None
 Age: 69                 the Board                  CEO, Senior Resource Group
                         (independent               LLC (development and
                         and Non-                   management of senior living
                         Executive)                 communities)
                         and Director
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director       1994        President and CEO, Fuller                14            None
 Age: 58                                            Consulting (financial
                                                    management consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director       2005        President, Dumbarton Group LLC           13            None
 Age: 59                                            (consulting); former Executive
                                                    Vice President - Policy and
                                                    Oversight, NASD
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director       1991        Chairman of the Board and                13            Sempra Energy;
 Age: 70                                            CEO, AECOM Technology                                  Southwest Water Company
                                                    Corporation (engineering,
                                                    consulting and professional
                                                    technical services)
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director       1999        Principal, The Sanchez Family            12            None
 Age: 61                                            Corporation dba McDonald's
                                                    Restaurants (McDonald's
                                                    licensee)
-----------------------------------------------------------------------------------------------------------------------------------


                       Capital World Bond Fund -- Page 12

                                                  PRINCIPAL OCCUPATION(S) DURING
                                    YEAR FIRST          PAST FIVE YEARS AND
                                     ELECTED              POSITIONS HELD           NUMBER OF PORTFOLIOS
                       POSITION     A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND       OTHER DIRECTORSHIPS/3/
                       WITH THE   AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ OVERSEEN              HELD
    NAME AND AGE         FUND     OF THE FUND/1/            OF THE FUND                BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Vice            1987        Executive Vice President and             17            None
 Age: 55               Chairman                    Director, Capital Research
                       and                         and Management Company;
                       Director                    Director, The Capital Group
                                                   Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine    Vice            1987        Senior Vice President and                12            None
 Age: 74               Chairman                    Director, Capital Research
                       and                         and Management Company
                       Director
-----------------------------------------------------------------------------------------------------------------------------------
 Don R. Conlan         Director        1996        President (retired), The                  6            None
 Age: 68                                           Capital Group Companies,
                                                   Inc.*
-----------------------------------------------------------------------------------------------------------------------------------






                       Capital World Bond Fund -- Page 13

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                              POSITION        YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE            AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUND            OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Mark H. Dalzell             President               1998         Senior Vice President, Capital Research Company*
 Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Hogh            Vice President            2001         Vice President, Capital International Research, Inc.*
 Age: 41
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.               Vice President            2003         Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                        Capital Research and Management Company; Vice President and
 Age: 34                                                          Counsel - Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Julie F. Williams           Secretary               1987         Vice President - Fund Business Management Group, Capital Research
 Age: 56                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley           Treasurer               2002         Vice President - Fund Business Management Group, Capital Research
 Age: 36                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick    Assistant Secretary          1994         Assistant Vice President - Fund Business Management Group,
 Age: 40                                                          Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman      Assistant Treasurer          2001         Vice President - Fund Business Management Group, Capital Research
 Age: 34                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------



* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                       Capital World Bond Fund -- Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie          $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Don R. Conlan                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. Certain of the fund's unaffiliated Directors may also serve as Board or Committee members for other American Funds whose Boards or Committees meet jointly with those of the fund. For joint Board or Contracts Committee meetings, the fund pays each Director a pro rata portion of an attendance fee of $2,520; for joint Nominating Committee meetings, the fund pays each Director a pro rata portion of an attendance fee of $1,200; and for joint Audit Committee meetings the fund pays each Director a pro rata portion of an annual attendance fee of $5,040. Several other American Funds meet jointly with the fund, but annual fees are paid by each fund individually. WBF pays annual retainer fees of $1,500. However, any unaffiliated Director who serves only WBF and the funds with which WBF meets jointly and no other American Funds is paid annual compensation aggregating $50,000, a pro rata portion of which is paid by each of the funds which meet jointly.


The payment by the fund to certain unaffiliated Directors of a larger per fund annual fee reflects the significant time and labor commitment required of any mutual fund Board member overseeing even one fund.

                       Capital World Bond Fund -- Page 15

The Nominating Committee of the Board of Directors, a Committee comprised exclusively of Directors not affiliated with the investment adviser, reviews Director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2004

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                                                           VOLUNTARILY DEFERRED
                                                                           AGGREGATE COMPENSATION            COMPENSATION/1/)
                                                                           (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
                                                                          DEFERRED COMPENSATION/1/)        CAPITAL RESEARCH AND
                                  NAME                                          FROM THE FUND                   MANAGEMENT
-----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                     -------------------------------
 Richard G. Capen, Jr./3/                                                          $3,841                       $122,268
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                           4,487                        271,430
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                                  3,242                         67,793
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                   3,262                        232,030
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                                                                  3,778                        174,705
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                  3,214                        144,770
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                   3,325                         69,293
------------------------------------------------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended September 30, 2004, includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2004 fiscal year for participating Directors is as follows: Richard G. Capen, Jr. ($17,677), H. Frederick Christie ($11,402), Diane C. Creel ($12,001) and Martin Fenton ($16,731). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of November 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

                       Capital World Bond Fund -- Page 16

Under Maryland law, the business and affairs of a fund is managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including Class A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.


The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Directors who are not "interested persons" of the fund, provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                       Capital World Bond Fund -- Page 17

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; and Leonard R. Fuller, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Two Audit Committee meetings were held during the 2004 fiscal year.


The fund has a Contracts Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 adopted under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. Two Contracts Committee meetings were held during the 2004 fiscal year.


The fund has a Nominating Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating Committee meetings were held during the 2004 fiscal year.


PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and

                       Capital World Bond Fund -- Page 18
voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


On August 31 of each year, each fund is required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. The fund's voting record for the 12 months ended June 30, 2004 is available on the American Funds website at americanfunds.com and on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.


     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such

                       Capital World Bond Fund -- Page 19
     items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2004:



                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A         8.43%
 201 Progress Parkway
 Maryland Heights, MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S For The Sole Benefit of Its Customers        Class C        20.33
 4800 Deer Lake Drive East, Floor 2
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        13.26
 333 West 34th Street
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F        13.95
 101 Montgomery Street
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------
 FB Sales, Inc.                                      Class R-1       9.80
 1185 Washington Street
 West Newton, MA  02465-2184
----------------------------------------------------------------------------
 Circle Trust Co.                                    Class R-1       6.34
 E-Z Excavating Inc.
 Metro Center
 1 Station Place
 Stamford, CT  06902-6800
----------------------------------------------------------------------------
 Richard H. Disque Funeral Home                      Class R-1       8.54
 672 Memorial Highway
 Dallas, PA  18612-1542
----------------------------------------------------------------------------
 Hervey Tire Company, Inc.                           Class R-1       8.12
 22 Union Street
 Rochester, NH  03867-1911
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3      37.11
 P.O. Box 182029
 Columbus, OH  43218-2029
----------------------------------------------------------------------------
 CB&T Trustee For                                    Class R-4      21.89
 Goulston Technologies Inc.
 c/o Fascorp
 8515 East Orchard Road #2T2
 Englewood, CO  80111-5002
----------------------------------------------------------------------------
 MCB TR Services Cust.                               Class R-4       6.67
 Heartland Alliance
 700 17th Street, Suite 300
 Denver, CO  80202-3531
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-4      16.15
 Willamette Graystone Inc.
 P.O. Box 173736
 Denver, CO  80217-3736
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-4       9.54
 The Children's Clinic
 P.O. Box 173736
 Denver, CO  80217-3736
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-4       7.69
 Oregon Metal Slitters Inc.
 P.O. Box 173736
 Denver, CO  80217-3736
----------------------------------------------------------------------------
 The Northern Trust TTEE                             Class R-5       5.30
 UBS Financial Services, Inc.
 P.O. Box 92994
 Chicago, IL  60675
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5      18.46
 PIM #1
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Guardian Trust Company                      Class R-5       5.44
 PIM #2
 120 South State College Boulevard
 Brea, CA  92821-5805
----------------------------------------------------------------------------
 Capital Group Master Retirement Plan                Class R-5      29.70
 c/o Capital Guardian Trust Company
 333 South Hope Street, Floor 49
 Los Angeles, CA  90071-1406
----------------------------------------------------------------------------


                       Capital World Bond Fund -- Page 20

INVESTMENT ADVISER -- The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles; San Francisco; New York; Washington, DC; London; Geneva; Hong Kong; Singapore; and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations, as well as schools, colleges, foundations and other nonprofit and tax-exempt organizations.

                       Capital World Bond Fund -- Page 21

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.


At its most recent renewal meetings on August 9 and September 23, 2004, the Committee considered a variety of factors, including the quality of the services provided to the funds by the investment adviser, fees and expenses borne by the fund, and the profitability to the investment adviser of its relationship to the fund. In arriving at their decision to renew the Agreement, the Committee met with representatives of the investment adviser, including relevant investment advisory personnel, and reviewed information prepared by management and by counsel to the fund and the independent Directors.


The Committee noted that the investment results of WBF were above the medians for its peer groups for 2003 and for the three-, five- and 10-year periods ended June 30, 2004. They also noted that the fund's advisory fees and total expenses for 2003 as a percentage of its average net assets were below the medians of its peer group, and that the advisory fees would be further decreased by a proposed 5% fee waiver by CRMC (which subsequently became effective on September 1, 2004). They also considered the depth and quality of CRMC's research capabilities; the low turnover rates of its key personnel and the overall stability of its organization; the experience, capability and integrity of its senior management; and its commitment and systems in place to ensure a high level of compliance with applicable laws, rules and other requirements. In deliberating on these matters, the Committee was advised with respect to relevant legal standards by counsel to the fund and the independent Directors, who are independent of the investment adviser. In arriving at a decision, the Directors did not identify any single matter as controlling, and the summary above does not set forth all of the matters considered. The Committee judged the terms and conditions of the Agreement, including the investment advisory fees, in light of all the surrounding circumstances. Based on their review, the Committee concluded that, in the exercise of their business judgment the fund's advisory fees are fair, both absolutely and in comparison with those of other similar funds in the industry, that the fund's shareholders have received reasonable value in return for those fees, and that continuation of the Agreement was in the best interest of the fund's shareholder.


In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space,

                       Capital World Bond Fund -- Page 22
necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The Agreement was amended effective November 1, 2003, reducing the existing annual management fee rate from 0.65% to 0.57% on the first $500 million of daily net assets. After giving effect to the amendment to the Agreement, the management fee is based upon the annual rates of 0.57% of the first $1 billion of the fund's daily net assets during the month and 0.50% of such assets in excess of $1 billion.


The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.


For the fiscal year ended September 30, 2004, the investment adviser was entitled to receive from the fund advisory fees of $7,549,000. As a result of the advisory fee waivers described below, for the year ended September 30, 2004, the fee shown on the accompanying financial statements of $7,549,000 was reduced by $103,000 to $7,446,000. For the fiscal years ended September 30, 2003 and 2002, management fees paid by the fund amounted to $5,120,000 and $2,469,000, respectively.


For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund. As of September 30, 2004, management fees were reduced by $35,000 as a result of this waiver.


In addition, until the effective date of the amended Agreement described above, the investment adviser reduced management fees to the rates provided by the amended Agreement. As of September 30, 2004, management fees were reduced by $68,000 as a result of this waiver.


ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October 31, 2005, unless sooner

                       Capital World Bond Fund -- Page 23
terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2, R-3 and R-4 shares, the investment adviser agreed to pay a portion of these fees. For the year ended September 30, 2004, the total fees paid by the investment adviser were $52,000.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets for each applicable share class, except Class R-5 shares. For Class R-5 shares, the administrative services fee is paid monthly, accrued daily and calculated at the annual rate of 0.10% of the average net assets of Class R-5 shares.


During the 2004 fiscal period, administrative services fees, gross of any payments made by the investment adviser, were:

                                                    ADMINISTRATIVE SERVICES FEE
-------------------------------------------------------------------------------------
                  CLASS C                                    $160,000
-------------------------------------------------------------------------------------
                  CLASS F                                     216,000
-------------------------------------------------------------------------------------
                CLASS 529-A                                    28,000
-------------------------------------------------------------------------------------
                CLASS 529-B                                     8,000
-------------------------------------------------------------------------------------
                CLASS 529-C                                    16,000
-------------------------------------------------------------------------------------
                CLASS 529-E                                     1,000
-------------------------------------------------------------------------------------
                CLASS 529-F                                     2,000
-------------------------------------------------------------------------------------
                 CLASS R-1                                      2,000
-------------------------------------------------------------------------------------
                 CLASS R-2                                     77,000
-------------------------------------------------------------------------------------
                 CLASS R-3                                     24,000
-------------------------------------------------------------------------------------
                 CLASS R-4                                      3,000
-------------------------------------------------------------------------------------
                 CLASS R-5                                     30,000
-------------------------------------------------------------------------------------


                       Capital World Bond Fund -- Page 24

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                       Capital World Bond Fund -- Page 25

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2004            $1,324,000          $5,115,000
                                                  2003               857,000           3,293,000
                                                  2002               232,000             894,000
----------------------------------------------------------------------------------------------------
                 CLASS B                          2004               125,000             929,000
                                                  2003               160,000           1,123,000
                                                  2002                59,000             333,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2004                 --                639,000
                                                  2003                 --                323,000
                                                  2002                 --                 72,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2004                62,000             233,000
                                                  2003                41,000             157,000
                                                  2002                 7,000              30,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2004                13,000              70,000
                                                  2003                13,000              81,000
                                                  2002                 2,000              16,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2004                  --                54,000
                                                  2003                  --                36,000
                                                  2002                  --                 9,000
-----------------------------------------------------------------------------------------------------


The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A

                       Capital World Bond Fund -- Page 26
shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (c) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares; (g) for Class R-1 shares, 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of its average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.


For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.


For Class B and 529-B shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


For Class R-1 shares: (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

                       Capital World Bond Fund -- Page 27

For Class R-2 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-3 shares: currently (a) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class R-4 shares: currently 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.


During the 2004 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                  $2,737,000                  $225,000
------------------------------------------------------------------------------
        CLASS B                     677,000                    63,000
------------------------------------------------------------------------------
        CLASS C                     840,000                    88,000
------------------------------------------------------------------------------
        CLASS F                     312,000                    37,000
------------------------------------------------------------------------------
      CLASS 529-A                    25,000                     1,000
------------------------------------------------------------------------------
      CLASS 529-B                    36,000                     3,000
------------------------------------------------------------------------------
      CLASS 529-C                    80,000                     9,000
------------------------------------------------------------------------------
      CLASS 529-E                     5,000                       310
------------------------------------------------------------------------------
      CLASS 529-F                     2,000                       488
------------------------------------------------------------------------------
       CLASS R-1                      8,000                     1,000
------------------------------------------------------------------------------
       CLASS R-2                     51,000                     6,000
------------------------------------------------------------------------------
       CLASS R-3                     41,000                     4,000
------------------------------------------------------------------------------
       CLASS R-4                      3,000                     1,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS -- As of March 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.

                       Capital World Bond Fund -- Page 28

     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services/PPI Employee Benefits
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     Terra Securities Corporation
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities
     WS Griffith Securities, Inc.

                       Capital World Bond Fund -- Page 29

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid by the fund on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended September 30, 2004, 2003 and 2002 amounted to $404,000, $611,000 and $433,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The decrease in the amount of brokerage commissions/concessions paid from 2003 to 2004 is primarily due to an increase in the number of transactions involving higher-quality securities, which tend to have lower concessions per par.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, Banc of America Securities, LLC and Deutsche Bank A.G. were among the top 10 dealers that received the largest amount of brokerage commissions and/or that acted as principals in portfolio transactions with the fund. The fund held debt securities of Bank of America Corp. and Deutsche Bank Capital Funding Trust IV in the amount of $2,328,000 and $5,096,000 respectively, as of the close of its most recent fiscal year.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

                       Capital World Bond Fund -- Page 30

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.


Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair

                       Capital World Bond Fund -- Page 31
value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation,

                       Capital World Bond Fund -- Page 32
generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account currently are not taxable.


     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt

                       Capital World Bond Fund -- Page 33
     securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

                       Capital World Bond Fund -- Page 34

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a

                       Capital World Bond Fund -- Page 35
     shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income and capital gains). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.

                       Capital World Bond Fund -- Page 36

Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:


     CONTACTING YOUR INVESTMENT ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           155 Fifth Street, Sixth Floor
           San Francisco, CA 94106

                       Capital World Bond Fund -- Page 37

           (ABA #121000248)


           For credit to the account of American Funds Service Company a/c# 4600-076178
           (fund name)
           (your fund acct. no.)

     You may obtain your account number by calling 800/421-1080. Please indicate an investment dealer on the account.

All investments are subject to the purchase minimums and maximums described in the prospectus. The fund and the Principal Underwriter reserve the right to reject any purchase order.


Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASES BY RETIREMENT PLANS -- Eligible retirement plans may generally open an account and purchase Class A and R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in the fund's prospectus and statement of additional information) authorized to sell the fund's shares. Additional shares may be purchased through a plan's administrator or recordkeeper.


Class R shares are generally only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. Class R shares are also generally only available to retirement plans where plan level or omnibus accounts (i.e., no participant accounts) are held on the books of a fund. In addition, Class R-5 shares are generally only available to retirement plans with at least $1 million or more in plan assets. Class R shares are generally not available to retail nonretirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and CollegeAmerica accounts.


Class A shares are generally not available for retirement plans using the PlanPremier or Recordkeeper Direct/SM/ recordkeeping programs. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit-sharing plans.


EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

                       Capital World Bond Fund -- Page 38

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see "Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).


FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.


OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.


                                 SALES CHARGES

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES -- As described in the prospectus, certain purchases of Class A shares are not subject to a sales charge. Additional information regarding certain of such purchases is described below.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     As noted in the prospectus, employer-sponsored retirement plans are not eligible to purchase Class A shares without a sales charge, or establish a statement of intention to do so, unless they currently invest in Class A shares without a sales charge. Individual 403(b) plans may be treated similarly to employer-sponsored plans for sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if:
     (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.


                       Capital World Bond Fund -- Page 39

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

     (3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

     (4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

     (8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the Principal Underwriter, who are solely dedicated to supporting the sale of mutual funds.

                       Capital World Bond Fund -- Page 40

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.


     EDWARD JONES FREE SWITCH PROGRAM

     Eligible clients of broker-dealer Edward Jones may purchase Class A shares at net asset value under the terms of the Edward Jones Free Switch program. The program applies to purchases initiated within the 90-day period beginning August 19, 2005, and ending November 16, 2005, at 3:00 p.m. Central time. The fund's Board has determined that it would be in the best interests of the fund and its shareholders and desirable to have the fund participate in the program.


DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus and statement of additional information) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.


     STATEMENT OF INTENTION -- By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of American Funds non-money market funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

                       Capital World Bond Fund -- Page 41

     Existing holdings eligible for rights of accumulation (see below) may be credited toward satisfying the Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than shares representing direct purchases of money market funds) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below) or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family (however, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust);

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

                       Capital World Bond Fund -- Page 42

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for nonprofit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation), or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A purchases not subject to sales charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Alternatively, if your investment is not in an employer-sponsored retirement plan, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the current value of its investments in American Legacy Retirement Investment Plans. Direct purchases of American Funds money market funds are excluded. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

                       Capital World Bond Fund -- Page 43

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):


     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges" below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                   ROLLOVERS FROM RETIREMENT PLANS TO IRAS

As noted in the prospectus, assets from retirement plans may be invested in Class A, B, C or F shares through an IRA rollover. Rollovers invested in Class A shares from retirement plans will be subject to applicable sales charges. The following rollovers to Class A shares will be made at no sales charge:

..    Rollovers to IRAs from 403(b) plans with Capital Bank and Trust  Company as custodian; and

..    Rollovers to IRAs that are attributable to American Funds  investments,  if they meet the following three requirements:

     -- The retirement plan from which assets are being rolled over is part of an American Funds proprietary retirement plan program (such as
          PlanPremier,/(R)/ Recordkeeper Direct/(R)/ or Recordkeeper Connect/(R)/) or is a plan whose participant subaccounts are serviced by American Funds Service Company.

     -- The plan's assets were invested in American Funds at the time of distribution.

     -- The plan's assets are rolled over to an American Funds IRA with Capital Bank and Trust Company as custodian.

IRA rollover assets that roll over at no sales charge as described above will not be subject to a contingent deferred sales charge and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. IRA rollover assets that are not attributable to American Funds investments, as well as future contributions to the IRA, will be subject to sales charges and the terms and conditions generally applicable to Class A share investments as described in the prospectus and statement of additional information if invested in Class A shares.


                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders.


A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National Association of Securities

                       Capital World Bond Fund -- Page 44

Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.


If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.


AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.


AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

                       Capital World Bond Fund -- Page 45

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:


(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.


AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

                       Capital World Bond Fund -- Page 46

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call 800/325-3590 from a TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in "Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.


CHECKWRITING -- You may establish check writing privileges for American Funds money market funds by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card. Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.


REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

                       Capital World Bond Fund -- Page 47

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent. Certificates are not available for the 529 or R share classes.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $1,233,000 for Class A shares and $94,000 for Class B shares for the 2004 fiscal year.


In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for Directors who are not "interested persons" (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other

                       Capital World Bond Fund -- Page 48
information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles County Superior Court. The complaint alleges that the Attorney General threatened to take enforcement actions against the investment adviser and Principal Underwriter that are without merit and preempted by federal law. The complaint seeks injunctive and declaratory relief. On the same day, following the filing of the investment adviser's and Principal Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's complaint alleges violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. The complaint seeks injunctive relief, penalties, restitution and disgorgement.

The investment adviser and Principal Underwriter believe that these matters are not likely to have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform its contract with the fund. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a series of class action lawsuits have been filed in the U.S. District Court, Central District of California, raising issues related to so-called "directed brokerage" and "revenue sharing" practices. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American Funds regulatory matters."


OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2004

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.02
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $19.76


                       Capital World Bond Fund -- Page 49

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.


                       Capital World Bond Fund -- Page 50

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409



                       Capital World Bond Fund -- Page 51

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.



                       Capital World Bond Fund -- Page 52

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service (Moody's) and Standard & Poor's Corporation (Standard & Poor's).


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

AAA
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


AA
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


BAA
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


BA
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


CAA
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


CA
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital World Bond Fund -- Page 53

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital World Bond Fund -- Page 54

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital World Bond Fund -- Page 55

Investment portfolio

September 30, 2004

                                                                                         Principal amount     Market value
BONDS AND NOTES -- 95.36%                                                                           (000)            (000)


EURO -- 35.51%
German Government 5.00% 2005                                                               Euro     9,150       US$ 11,632
German Government 6.50% 2005                                                                        8,000           10,359
German Government 6.875% 2005                                                                       1,940            2,476
German Government 4.50% 2006                                                                        7,215            9,280
German Government 6.00% 2006                                                                          500              649
German Government 6.00% 2006                                                                        4,000            5,205
German Government 6.00% 2007                                                                        5,050            6,794
German Government 5.25% 2008                                                                       19,401           25,796
German Government 4.50% 2009                                                                        2,180            2,855
German Government 5.375% 2010                                                                      10,900           14,848
German Government 5.25% 2011                                                                       37,470           50,928
German Government 5.00% 2012                                                                       12,200           16,363
German Government 4.50% 2013                                                                       18,250           23,705
German Government 6.25% 2024                                                                       12,750           19,387
German Government 5.625% 2028                                                                       3,460            4,901
German Government 6.25% 2030                                                                       12,765           19,617
German Government 5.50% 2031                                                                        4,500            6,332
France (Republic of) Treasury Note 5.00% 2006                                                       6,000            7,697
French Government O.A.T. Eurobond 5.25% 2008                                                        3,589            4,787
French Government O.A.T. Eurobond 4.00% 2009                                                       22,550           28,905
French Government O.A.T. Eurobond 5.00% 2011                                                       22,220           29,866
French Government O.A.T. Eurobond Strip Principal 0% 2019                                          15,200            9,691
French Government O.A.T. Eurobond 5.50% 2029                                                        3,500            4,905
French Government O.A.T. Eurobond 4.75% 2035                                                        3,395            4,268
Netherlands Government Eurobond 6.00% 2006                                                          1,400            1,817
Netherlands Government Eurobond 5.75% 2007                                                          5,240            6,955
Netherlands Government Eurobond 5.25% 2008                                                          5,750            7,696
Netherlands Government Eurobond 3.75% 2009                                                          9,045           11,488
Netherlands Government Eurobond 5.50% 2010                                                          3,000            4,123
Netherlands Government Eurobond 5.00% 2012                                                          3,995            5,362
Netherlands Government Eurobond 7.50% 2023                                                          1,500            2,563
Netherlands Government Eurobond 5.50% 2028                                                          3,860            5,400
Spanish Government 4.80% 2006                                                                         250              324
Spanish Government 6.00% 2008                                                                       5,590            7,607
Spanish Government 6.15% 2013                                                                       9,000           12,991
Belgium (Kingdom of) 3.75% 2009                                                                     7,490            9,509
Belgium (Kingdom of) 4.25% 2014                                                                     2,160            2,723
Hellenic Republic 8.80% 2007                                                                        5,047            7,247
Hellenic Republic 8.60% 2008                                                                        1,994            2,922
Hellenic Republic 7.50% 2013                                                                        1,108            1,724
Bayerische Vereinsbank 5.50% 2008(2)                                                                  750            1,004
Bayerische Hypo- und Vereinsbank AG 6.625% 2010                                            Euro     1,300            1,845
Bayerische Hypo- und Vereinsbank AG 6.00% 2014                                                      4,000            5,517
HVB Funding Trust VIII 7.055% (undated)                                                             2,360            3,349
Deutsche Telekom International Finance BV 7.50% 2007(1)                                               750            1,034
Deutsche Telekom International Finance BV 8.125% 2012(1)                                            5,345            8,294
United Mexican States Government Eurobonds, Global 7.50% 2010                                       6,450            9,202
Banque Centrale de Tunisie 4.75% 2011                                                               4,500            5,655
Banque Centrale de Tunisie 4.75% 2011                                                               2,750            3,456
Bulgaria (Republic of) 7.50% 2013                                                                   2,138            3,171
Bulgaria (Republic of) 7.50% 2013                                                                   3,650            5,414
Edison SpA 6.375% 2007(1)                                                                           3,690            5,064
Edison SpA 5.125% 2010                                                                              2,265            2,978
Vivendi Environnement 5.875% 2008                                                                   1,500            2,023
Veolia Environnement 4.875% 2013                                                                    3,725            4,775
Telecom Italia SpA 5.625% 2007                                                                      2,280            2,994
Sogerim SA 7.00% 2011                                                                                 750            1,081
Telecom Italia SpA 6.25% 2012                                                                       1,760            2,447
NGG Finance PLC 5.25% 2006                                                                          2,000            2,591
NGG Finance PLC 6.125% 2011                                                                         2,715            3,771
Royal Bank of Scotland PLC 4.875% 2009                                                                250              328
RBS Capital Trust A, noncumulative trust preferred 6.467% (undated)                                 1,000            1,405
Royal Bank of Scotland Group PLC 6.625% (undated) (United Kingdom) (1)                              3,000            4,187
Halifax Group Euro Finance (Jersey) LP 7.627% (undated) (1)                                         3,880            5,816
Romania (Republic of) 10.625% 2008                                                                  2,565            3,919
Romania (Republic of) 8.50% 2012                                                                    1,235            1,893
British Telecommunications PLC 7.125% 2011(1)                                                       3,590            5,175
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B,
   5.33% (undated) (1)                                                                              3,900            5,096
Essent NV 4.50% 2013                                                                                3,665            4,596
mmO2 6.375% 2007                                                                                    3,150            4,202
France Telecom 7.50% 2008(1)                                                                        2,030            2,819
France Telecom 7.00% 2009                                                                             900            1,282
Rheinische Hypothekenbank Eurobond 4.25% 2008(2)                                                    3,000            3,877
MBNA Europe Funding PLC 6.50% 2007                                                                  2,700            3,615
BNP Paribas 5.25% 2014(1)                                                                             250              331
BNP Paribas Capital Trust 6.625% 2022                                                               2,200            3,134
TDC A/S, Series 19, 5.20% 2010                                                                      2,500            3,299
Aries Vermogensverwaltungs GmbH, Series B, 7.75% 2009                                               2,000            2,622
Barclays Bank PLC 7.50% (undated) (1)                                                               1,600            2,347
Bank of America Corp. 3.625% 2008                                                                   1,850            2,328
E.ON International Finance BV 5.75% 2009                                                            1,700            2,315
Skandinaviska Enskilda Banken AB 5.625% 2012(1)                                                     1,650            2,186
Ireland (Republic of) Eurobond 4.25% 2007                                                           1,000            1,291
Ireland (Republic of) Eurobond 5.00% 2013                                                             630              845
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014(1)                                                  1,500            1,915
Sumitomo Mitsui Bank 4.375% 2014                                                                    1,485            1,854
Fortum Oyj 4.625% 2010                                                                              1,350            1,737
Standard Chartered Bank 5.375% 2009                                                                 1,200            1,598
International Paper Co. 5.375% 2006                                                                 1,135            1,467
Household Finance Corp. 5.125% 2009                                                                 1,000            1,325
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009                                            1,000            1,264
Antenna TV SA 9.75% 2008                                                                            1,000            1,261
Telefonica Europe BV 5.125% 2013                                                                      885            1,168
Svenska Handelsbanken AB 5.50% 2011(1)                                                                900            1,160
Ford Motor Credit Co. 6.75% 2008                                                                      800            1,078
International Endesa BV 5.375% 2013                                                        Euro       800            1,072
UPM-Kymmene Corp. 6.125% 2012                                                                         770            1,063
Telenet Communications NV 9.00% 2013                                                                  750              990
PLD International Finance LLC 4.375% 2011                                                             700              874
Munich Re Finance BV 6.75% 2023(1)                                                                    610              861
Finland (Republic of) 5.75% 2011                                                                      500              698
Societe Generale 5.625% 2012                                                                          440              599
UniCredito Italiano SpA 5.00% 2011(1)                                                                 455              589
Governor and Company of the Bank of Ireland 6.45% 2010                                                415              582
Anglian Water PLC 5.375% 2009                                                                         390              520
RWE Finance BV 6.125% 2012                                                                            250              353
Commerzbank AG 6.125% 2011                                                                            250              346
                                                                                                                   580,644

JAPANESE YEN -- 8.99%
Japanese Government 0.10% 2005                                                             (Y)  4,187,750           38,128
Japanese Government 0.40% 2006                                                                    150,000            1,372
Japanese Government 0.50% 2007                                                                    347,000            3,181
Japanese Government 0.90% 2008                                                                  4,475,000           41,450
Japanese Government 1.80% 2010                                                                    875,000            8,428
Japanese Government 0.50% 2013                                                                  4,768,900           40,542
Fannie Mae 2.125% 2007                                                                            570,000            5,465
Spain (Kingdom of) 3.10% 2006                                                                     370,000            3,553
Ontario (Province of) 1.875% 2010                                                                 225,000            2,172
SHL 1999-1 Corp. Ltd., Class A-2, 0.753% 2024(1),(2)                                               65,412              596
SHL 1999-1 Corp. Ltd., Class A-3, 2.09% 2024(2)                                                   125,792            1,161
KfW International Finance Inc. 1.75% 2010                                                         100,000              955
                                                                                                                   147,003

POLISH ZLOTY -- 3.24%
Polish Government 8.50% 2006                                                               PLZ      9,000            2,611
Polish Government 8.50% 2006                                                                       14,000            4,045
Polish Government 8.50% 2006                                                                       10,800            3,162
Polish Government 8.50% 2007                                                                      131,500           38,686
Polish Government 6.00% 2009                                                                        4,500            1,228
Polish Government 6.00% 2010                                                                       12,000            3,278
                                                                                                                    53,010

SWEDISH KRONOR -- 2.98%
Swedish Government 3.50% 2006                                                              SKr     14,000            1,945
Swedish Government 8.00% 2007                                                                      12,000            1,859
Swedish Government 5.00% 2009                                                                     180,750           26,160
Swedish Government 5.25% 2011                                                                      99,000           14,548
AB Spintab 6.00% 2009                                                                              28,000            4,170
                                                                                                                    48,682

SOUTH KOREAN WON -- 1.55%
Korean Government 4.50% 2008                                                               KRW 28,200,000           25,311


BRITISH POUNDS -- 1.40%
United Kingdom 8.50% 2005                                                                  Pound    2,625            4,971
United Kingdom 7.25% 2007                                                                             500              973
United Kingdom 5.00% 2008                                                                           4,150            7,585
United Kingdom 5.00% 2012                                                                           1,500            2,749
United Kingdom 6.00% 2028                                                                  Pound      250              539
United Kingdom 4.25% 2032                                                                           1,000            1,707
Halifax Building Society 11.00% 2014                                                                  650            1,635
Wal-Mart Stores Inc. 5.25% 2035                                                                       750            1,346
General Electric Capital Corp. 7.25% 2007                                                             350              669
Monumental Global Funding Ltd., Series 2001-N, 5.75% 2007                                             235              429
Koninklijke KPN NV, Series 7, 8.25% 2008                                                              170              336
                                                                                                                    22,939

TURKISH LIRA -- 1.40%
Turkey (Republic of) Treasury Bill 0% 2004                                             TRL  1,312,500,000              849
Turkey (Republic of) Treasury Bill 0% 2004                                                  3,500,000,000            2,298
Turkey (Republic of) Treasury Bill 0% 2005                                                  6,837,300,000            4,017
Turkey (Republic of) Treasury Bill 0% 2005                                                 28,839,500,000           15,718
                                                                                                                    22,882

MEXICAN PESOS -- 1.25%
United Mexican States Government, Series M10, 10.50% 2011                                  MXP     10,011              937
United Mexican States Government, Series MI10, 8.00% 2013                                          97,500            7,541
United Mexican States Government 8.00% 2023                                                       171,187           11,884
                                                                                                                    20,362

CANADIAN DOLLARS -- 1.13%
Canadian Government 7.25% 2007                                                             C$         250              217
Canadian Government 4.25% 2008                                                                      7,750            6,249
Canadian Government 5.50% 2010                                                                      8,700            7,358
Canadian Government 8.00% 2023                                                                      3,500            3,774
Manitoba Telecom Services Inc., Series 4, 5.85% 2009                                                1,000              830
                                                                                                                    18,428

HUNGARIAN FORINTS -- 1.00%
Hungarian Government 8.50% 2006                                                            HUF    580,000            2,840
Hungarian Government 6.25% 2007                                                                 1,226,380            5,619
Hungarian Government 6.25% 2008                                                                   700,000            3,147
Hungarian Government 7.00% 2009                                                                   950,000            4,365
Hungarian Government 6.75% 2013                                                                   100,000              446
                                                                                                                    16,417

DANISH KRONER -- 1.00%
Realkredit Danmark A/S, Series 23D, 5.00% 2035(2)                                          DKr     35,845            5,912
Nykredit 6.00% 2029(2)                                                                                538               94
Nykredit 5.00% 2035(2)                                                                             34,274            5,651
Kingdom of Denmark 7.00% 2004                                                                       2,500              421
Kingdom of Denmark 5.00% 2005                                                                      21,000            3,583
Kingdom of Denmark 6.00% 2009                                                                       2,800              522
Danske Kredit 6.00% 2029(2)                                                                           737              129
                                                                                                                    16,312

NORWEGIAN KRONER -- 0.58%
Norwegian Government 6.00% 2011                                                            NOK     57,500            9,571

NEW ZEALAND DOLLARS -- 0.56%
New Zealand Government 6.50% 2013                                                          NZ$      3,000            2,083
New Zealand Government 4.50% 2016(3)                                                                8,250            7,071
                                                                                                                     9,154

AUSTRALIAN DOLLARS -- 0.36%
News America Holdings Inc. 8.625% 2014                                                     A$       5,050            3,614
Australian Government 6.75% 2006                                                                    1,000              750
Australian Government 5.75% 2011                                                                    2,000            1,483
                                                                                                                     5,847

U.S. DOLLARS -- 34.41%
U.S. Treasury Obligations 1.125% 2005                                                      US$     11,025           10,948
U.S. Treasury Obligations 1.625% 2005                                                               3,750            3,727
U.S. Treasury Obligations 6.75% 2005                                                               16,495           16,969
U.S. Treasury Obligations 2.50% 2006                                                                3,000            3,002
U.S. Treasury Obligations 5.625% 2006                                                               3,300            3,447
U.S. Treasury Obligations 3.25% 2007                                                                1,000            1,011
U.S. Treasury Obligations 4.75% 2008(4)                                                            14,500           15,377
U.S. Treasury Obligations 3.625% 2008(3)                                                              703              771
U.S. Treasury Obligations 5.50% 2009                                                                5,000            5,478
U.S. Treasury Obligations 6.00% 2009                                                                2,420            2,706
U.S. Treasury Obligations 5.75% 2010(4)                                                            24,550           27,377
U.S. Treasury Obligations 5.00% 2011(4)                                                            10,350           11,125
U.S. Treasury Obligations 3.875% 2013                                                               2,410            2,395
U.S. Treasury Obligations 4.25% 2013                                                               33,250           33,754
U.S. Treasury Obligations 8.875% 2017(4)                                                            2,750            3,924
U.S. Treasury Obligations 8.125% 2019                                                               6,500            8,901
U.S. Treasury Obligations 7.875% 2021                                                               1,590            2,151
U.S. Treasury Obligations 5.25% 2028                                                                5,646            5,871
U.S. Treasury Obligations 5.25% 2029                                                               29,750           30,968
U.S. Treasury Obligations 3.875% 2029(3)                                                              501              762
U.S. Treasury Obligations 6.25% 2030                                                                  770              914
Fannie Mae 4.25% 2007(4)                                                                            2,875            2,962
Fannie Mae 6.00% 2008                                                                                 750              816
Fannie Mae 6.625% 2009(4)                                                                           9,000           10,152
Fannie Mae 6.00% 2013(2)                                                                            1,026            1,079
Fannie Mae 6.00% 2015(2)                                                                              676              710
Fannie Mae 5.00% 2019(2)                                                                              981              998
Fannie Mae, Series 2001-4, Class GA, 10.231% 2025(1),(2)                                               61               68
Fannie Mae 3.78% 2033(1),(2)                                                                        3,336            3,338
Fannie Mae 5.50% 2034(2)                                                                            1,937            1,965
Freddie Mac 3.50% 2007                                                                              3,000            3,031
Freddie Mac 6.625% 2009(4)                                                                          9,000           10,165
Freddie Mac 4.093% 2033(1),(2)                                                                      2,644            2,661
Freddie Mac: 6.00% 2032(2)                                                                          2,000            2,065
Russian Federation 8.25% 2010(2)                                                                   11,950           13,024
Russian Federation 5.00% 2030(1),(2)                                                                4,250            4,112
Development Bank of Singapore Ltd. 7.875% 2010(4),(5)                                               3,750            4,411
Development Bank of Singapore Ltd. 7.125% 2011(5)                                                     800              917
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
   shares (undated) (1),(5)                                                                         3,800            4,420
Mizuho Financial Group (Cayman) Ltd. 5.79% 2014(5)                                                  1,050            1,085
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
   (undated) (1),(5)                                                                                2,000            2,349
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
   (undated) (1),(5)                                                                                4,070            4,673
Kazkommerts International BV 10.125% 2007                                                           1,000            1,090
Kazkommerts International BV 8.50% 2013(5)                                                          2,000            2,040
Kazkommerts International BV (CGMD) 7.375% 2014(1),(5)                                              1,250            1,225
Kazkommerts International BV 7.875% 2014(5)                                                         3,500            3,386
Dominican Republic 9.50% 2006(5)                                                                    2,600            2,236
Dominican Republic 9.50% 2006                                                                       1,250            1,075
Dominican Republic 9.04% 2013(5)                                                                    4,200            3,276
Dominican Republic 9.04% 2013                                                                       1,000              780
Household Finance Corp. 6.40% 2008                                                                    500              546
HSBC Capital Funding 4.61% (undated) (1),(5)                                                        6,500            6,263
Deutsche Telekom International Finance BV 8.50% 2010(1)                                             4,000            4,800
Deutsche Telekom International Finance BV 9.25% 2032(1)                                             1,250            1,748
Open Joint Stock Co. Gazprom 9.125% 2007                                                            2,250            2,470
Gazprom Capital SA, Series 2, 8.625% 2034(5)                                                        3,000            3,203
UFJ Finance Aruba AEC 6.75% 2013                                                                    1,500            1,666
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred
   (undated) (1),(5)                                                                                3,250            3,826
Vodafone Group PLC 7.75% 2010                                                                       2,250            2,642
Vodafone Group PLC 5.375% 2015                                                                      2,000            2,072
Woori Bank 5.75% 2014(1),(5)                                                                        4,500            4,691
Colombia (Republic of) 10.00% 2012                                                                  2,550            2,838
Colombia (Republic of) Global 10.75% 2013                                                           1,500            1,727
Ukraine Government 7.65% 2013(5)                                                                    4,500            4,523
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014(5)                                            4,000            4,510
Panama (Republic of) Global 9.625% 2011                                                               280              323
Panama (Republic of) 9.375% 2012                                                                    2,315            2,633
Panama (Republic of) 10.75% 2020                                                                      750              904
Panama (Republic of) Global 9.375% 2029                                                               130              146
Panama (Republic of) 8.125% 2034                                                                      500              485
General Motors Acceptance Corp. 7.25% 2011(4)                                                       1,500            1,604
General Motors Acceptance Corp. 7.00% 2012                                                          2,040            2,138
General Motors Corp. 8.375% 2033                                                                      680              724
Korea First Bank 7.267% 2034(1),(5)                                                                 4,250            4,374
France Telecom 7.95% 2006(1)                                                                          500              534
France Telecom 8.50% 2011(1)                                                                        2,980            3,572
Enersis SA 7.375% 2014                                                                              3,775            3,965
SK Telecom Co., Ltd. 4.25% 2011(5)                                                                  3,500            3,412
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1),(5)                      2,800            3,309
Telecom Italia Capital, Series B, 5.25% 2013(5)                                                     3,000            3,062
British Telecommunications PLC 8.375% 2010(1)                                                       2,400            2,898
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2),(5)                                        2,803            2,778
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                    2,400            2,727
Uruguay (Republic of) 7.25% 2011                                                                    1,000              945
Uruguay (Republic of) 7.50% 2015                                                                    2,000            1,780
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                530              546
DaimlerChrysler North America Holding Corp. 7.75% 2011                                              1,500            1,746
DaimlerChrysler North America Holding Corp. 8.50% 2031                                                300              368
Columbia/HCA Healthcare Corp. 7.00% 2007                                                              600              641
Columbia/HCA Healthcare Corp. 8.85% 2007                                                              485              532
HCA Inc. 6.95% 2012                                                                                 1,000            1,081
HCA Inc. 6.75% 2013                                                                                   370              394
State of Qatar 9.75% 2030                                                                           1,750            2,524
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   9.50% 2010                                                                                         250              273
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   10.75% 2011                                                                                        500              555
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                  1,500            1,613
Government National Mortgage Assn. 6.00% 2013(2)                                                      427              453
Government National Mortgage Assn. 8.50% 2021(2)                                                        4                4
Government National Mortgage Assn. 6.00% 2034(2)                                                    1,885            1,958
Ford Motor Credit Co. 7.875% 2010                                                                   1,500            1,675
Ford Motor Co. 7.45% 2031                                                                             740              728
PETRONAS Capital Ltd. 7.00% 2012(5)                                                                 2,050            2,340
Norske Skogindustrier ASA 7.625% 2011(5)                                                            1,690            1,924
Norske Skogindustrier ASA 7.125% 2033(5)                                                              360              381
American Tower Corp. 9.375% 2009                                                                    1,339            1,426
American Tower Corp. 7.125% 2012(5)                                                                   375              373
American Tower Corp. 7.50% 2012                                                                       475              487
Crown Castle International Corp. 9.375% 2011                                                          500              578
Crown Castle International Corp. 7.50% 2013                                                           700              737
Crown Castle International Corp., Series B, 7.50% 2013                                                900              947
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H,
   6.25% 2012(5)                                                                                    1,375            1,409
Nevada Power Co., General and Ref. Mortgage Notes, Series G, 9.00% 2013                               500              578
Sierra Pacific Resources 8.625% 2014(5)                                                               250              273
AES Corp. 9.50% 2009                                                                                  750              842
AES Corp. 8.75% 2013(5)                                                                             1,250            1,416
Skandinaviska Enskilda Banken 6.875% 2009                                                           1,985            2,218
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A,
   4.73% 2034(1),(2)                                                                                2,150            2,148
Polish Government 5.25% 2014                                                                        2,000            2,073
Telefonica Europe BV 7.75% 2010                                                                     1,750            2,065
Peru (Republic of) 9.875% 2015                                                                      1,750            2,021
Banque Centrale de Tunisie 7.375% 2012                                                              1,750            1,997
Edison Mission Energy 10.00% 2008                                                                   1,250            1,469
Edison Mission Energy 7.73% 2009                                                                      500              528
Jacuzzi Brands, Inc. 9.625% 2010                                                                    1,750            1,943
Qwest Capital Funding, Inc. 7.75% 2006                                                                500              504
Qwest Capital Funding, Inc. 7.00% 2009                                                                900              828
Qwest Services Corp. 13.50% 2010(5)                                                                   500              586
Cendant Corp. 7.375% 2013                                                                           1,500            1,738
Six Flags, Inc. 9.50% 2009                                                                            500              491
Six Flags, Inc. 9.75% 2013                                                                            800              760
Six Flags, Inc. 9.625% 2014                                                                           500              470
Solectron Corp. 9.625% 2009                                                                         1,500            1,669
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1),(5)                                       1,500            1,666
Illinois Power Special Purpose Trust, Series 1998-1, Class A-6, 5.54% 2009(2)                       1,575            1,648
Dynegy Holdings Inc. 10.125% 2013(5)                                                                1,425            1,646
Verizon Global Funding Corp. 7.25% 2010                                                             1,390            1,605
Cinemark USA, Inc. 9.00% 2013                                                                       1,120            1,257
Cinemark, Inc. 0%/9.75% 2014(6)                                                                       500              346
Costa Rica (Republic of) 9.00% 2011                                                                 1,500            1,598
Koninklijke KPN NV 8.00% 2010                                                                       1,340            1,595
TFM, SA de CV 10.25% 2007                                                                             585              608
TFM, SA de CV 11.75% 2009                                                                             170              173
TFM, SA de CV 12.50% 2012                                                                             715              797
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                     1,500            1,571
Petrozuata Finance, Inc., Series B, 8.22% 2017(2),(5)                                               1,060            1,049
Petrozuata Finance, Inc., Series B, 8.22% 2017(2)                                                     525              520
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028(2)                                    1,500            1,544
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010(2)                                      1,500            1,513
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1,
   7.00% 2033(2)                                                                                    1,429            1,499
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030(2)                            1,391            1,456
Guatemala (Republic of) 10.25% 2011(5)                                                                750              878
Guatemala (Republic of) 9.25% 2013(5)                                                                 500              563
Tenneco Automotive Inc., Series B, 10.25% 2013                                                      1,250            1,431
Radio One, Inc., Series B, 8.875% 2011                                                              1,260            1,395
Bulgaria (Republic of) 8.25% 2015                                                                   1,127            1,389
Pathmark Stores, Inc. 8.75% 2012                                                                    1,470            1,382
United Mexican States Government Global 4.625% 2008                                                 1,025            1,037
United Mexican States Government Global 10.375% 2009                                                  250              308
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3,
   6.238% 2034(2)                                                                                   1,200            1,291
Graphic Packaging International, Inc. 8.50% 2011                                                    1,150            1,291
Carmike Cinemas, Inc. 7.50% 2014                                                                    1,250            1,272
Young Broadcasting Inc. 8.50% 2008                                                                  1,000            1,068
Young Broadcasting Inc. 10.00% 2011                                                                   170              176
Westpac Capital Trust IV 5.256% (undated) (1),(5)                                                   1,250            1,231
Owens-Illinois, Inc. 7.35% 2008                                                                       400              415
Owens-Brockway Glass Container Inc. 8.875% 2009                                                        25               27
Owens-Illinois, Inc. 7.50% 2010                                                                       600              617
Owens-Brockway Glass Container Inc. 7.75% 2011                                                        160              171
Indonesia (Republic of) 6.75% 2014(5)                                                               1,250            1,216
Ecuador (Republic of) 8.00% 2030(1)                                                                 1,465            1,192
William Lyon Homes, Inc. 10.75% 2013                                                                1,000            1,160
General Electric Capital Corp., Series A, 6.75% 2032                                                1,000            1,155
Stoneridge, Inc. 11.50% 2012                                                                        1,000            1,138
Potlatch Corp. 10.00% 2011                                                                          1,000            1,135
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56%
   2030(2)                                                                                          1,041            1,133
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7,
   3.842% 2033(1),(2)                                                                               1,144            1,132
LBI Media, Inc. 10.125% 2012                                                                        1,000            1,125
Earle M. Jorgensen Co. 9.75% 2012                                                                   1,000            1,115
PSEG Energy Holdings Inc. 8.625% 2008                                                               1,000            1,108
Ispat Inland ULC 9.75% 2014                                                                         1,000            1,108
Associated Materials Inc. 0%/11.25% 2014(5),(6)                                                     1,500            1,099
Seneca Gaming Corp. 7.25% 2012(5)                                                                   1,050            1,089
Tyco International Group SA 6.125% 2009                                                             1,000            1,088
NiSource Finance Corp. 6.15% 2013                                                                   1,000            1,086
Gold Kist Inc. 10.25% 2014(5)                                                                         965            1,076
Philippines (Republic of) Global 10.625% 2025                                                       1,000            1,073
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98%
   2031(2),(5)                                                                                      1,000            1,070
Quintiles Transnational Corp. 10.00% 2013                                                           1,000            1,065
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83%
   2033(2)                                                                                          1,017            1,053
Hilton Hotels Corp. 8.25% 2011                                                                        880            1,044
Clear Channel Communications, Inc. 7.65% 2010                                                         250              286
Clear Channel Communications, Inc. 5.50% 2014                                                         760              757
AMC Entertainment Inc. 9.875% 2012                                                                  1,000            1,040
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC
   10.125% 2013                                                                                       590              624
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
   Centennial Puerto Rico Operating Corp. 8.125% 2014(1),(5)                                          425              407
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                       1,000            1,023
Motorola, Inc. 8.00% 2011                                                                             840            1,011
BellSouth Corp. 4.20% 2009                                                                          1,000            1,007
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011                                     925            1,006
Micron Technology, Inc. 6.50% 2005(5)                                                               1,000              990
SBC Communications Inc. 5.625% 2016                                                                   610              625
SBC Communications Inc. 6.45% 2034                                                                    350              360
Koppers Inc. 9.875% 2013                                                                              875              971
Archstone-Smith Operating Trust 5.625% 2014                                                           910              944
General Maritime Corp. 10.00% 2013                                                                    825              942
United Rentals (North America), Inc. 7.75% 2013                                                       500              471
United Rentals (North America), Inc., Series B, 7.00% 2014                                            500              446
Laidlaw International, Inc. 10.75% 2011                                                               800              917
MDC Holdings, Inc. 5.50% 2013                                                                         900              916
RH Donnelley Inc. 10.875% 2012(5)                                                                     750              913
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 6.125% 2027                                                                                 940              903
Tenet Healthcare Corp. 6.375% 2011                                                                  1,000              903
Western Wireless Corp. 9.25% 2013                                                                     875              897
Univision Communications Inc. 7.85% 2011                                                              760              894
Viacom Inc. 6.625% 2011                                                                               800              890
Brazil (Federal Republic of) Global 9.25% 2010                                                        825              889
Downey Financial Corp. 6.50% 2014                                                                     840              881
Fairfax Financial Holdings Ltd. 7.75% 2012                                                            960              874
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2),(5)                                806              870
SLM Corp., Series A, 5.00% 2015                                                                       875              868
UnitedHealth Group Inc. 5.00% 2014                                                                    850              862
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.50%
   2033(1),(2)                                                                                        869              860
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                               750              859
Hollinger Participation Trust 12.125% 2010(1),(5),(7)                                                 739              848
Technical Olympic USA, Inc. 10.375% 2012                                                              750              844
American Cellular Corp., Series B, 10.00% 2011                                                        500              408
Dobson Communications Corp. 8.875% 2013                                                               670              436
ACE INA Holdings Inc. 5.875% 2014                                                                     800              837
FelCor Lodging LP 9.00% 2011(1)                                                                       750              829
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013                                                    850              822
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                        750              803
Buffets, Inc. 11.25% 2010                                                                             750              799
Dex Media, Inc., Series B, 8.00% 2013                                                                 750              791
Regal Cinemas Corp., Series B, 9.375% 2012(8)                                                         700              781
Argosy Gaming Co. 7.00% 2014                                                                          750              777
International Lease Finance Corp. 4.75% 2009                                                          750              773
El Salvador (Republic of) 7.625% 2034(5)                                                              750              773
Charter Communications Holdings, LLC and Charter Communications Holdings Capital
   Corp. 10.75% 2009                                                                                  325              268
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                           500              493
Nextel Partners, Inc. 12.50% 2009                                                                     171              198
Nextel Partners, Inc. 8.125% 2011                                                                     525              559
Korea East-West Power Co., Ltd. 4.875% 2011(5)                                                        750              756
Toys "R" Us, Inc. 7.875% 2013                                                                         475              476
Toys "R" Us, Inc. 7.375% 2018                                                                         295              275
Allied Waste North America, Inc., Series B, 8.875% 2008                                               250              273
Allied Waste North America, Inc., Series B, 5.75% 2011                                                250              239
Allied Waste North America, Inc., Series B, 6.125% 2014                                               250              234
Triton PCS, Inc. 8.75% 2011                                                                           375              257
Triton PCS, Inc. 9.375% 2011                                                                          675              488
Hospitality Properties Trust 6.75% 2013                                                               690              743
Payless ShoeSource, Inc. 8.25% 2013                                                                   750              731
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96%
   2031(2)                                                                                            700              720
Bombardier Inc. 6.30% 2014(5)                                                                         830              718
Xerox Corp. 7.125% 2010                                                                               655              702
Aztar Corp. 7.875% 2014(5)                                                                            650              692
Nextel Communications, Inc. 7.375% 2015                                                               625              675
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033(2)                        627              668
Foundation PA Coal Co. 7.25% 2014(5)                                                                  625              667
J.C. Penney Co., Inc. 7.60% 2007                                                                      600              658
Kabel Deutschland GmbH 10.625% 2014(5)                                                                600              657
WCI Communities, Inc. 10.625% 2011                                                                    325              368
WCI Communities, Inc. 9.125% 2012                                                                     250              280
Electronic Data Systems Corp., Series B, 6.00% 2013(1)                                                640              647
Wells Fargo & Co. 3.50% 2008                                                                          625              627
Rhodia 10.25% 2010                                                                                    600              624
ON Semiconductor Corp. and Semiconductor Components Industries, LLC 13.00%
   2008(1)                                                                                            536              603
Pemex Project Funding Master Trust 9.125% 2010                                                        500              596
Synagro Technologies, Inc. 9.50% 2009                                                                 550              591
Sanmina-SCI Corp. 10.375% 2010                                                                        500              574
Sprint Capital Corp. 6.00% 2007                                                                       250              265
Sprint Capital Corp. 6.875% 2028                                                                      290              305
NextMedia Operating, Inc. 10.75% 2011                                                                 500              566
Office Depot, Inc. 6.25% 2013                                                                         525              563
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                       525              559
Liberty Media Corp. 7.875% 2009                                                                       500              559
Steel Dynamics, Inc. 9.50% 2009                                                                       500              558
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375%
   2014(5)                                                                                            575              548
Premcor Refining Group Inc. 7.75% 2012                                                                500              548
Blockbuster Inc. 9.00% 2012(5)                                                                        525              547
Northwest Airlines, Inc. 9.875% 2007                                                                  400              304
Northwest Airlines, Inc. 10.00% 2009                                                                  350              243
Centex Corp. 4.75% 2008                                                                               525              540
Argo-Tech Corp. 9.25% 2011(5)                                                                         500              539
Entravision Communications Corp. 8.125% 2009                                                          500              534
Equistar Chemicals, LP 10.125% 2008                                                                   325              368
Equistar Chemicals, LP 8.75% 2009                                                                     150              162
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012(5)                                      500              530
Host Marriott, LP, Series K, 7.125% 2013                                                              500              528
Washington Mutual, Inc. 5.625% 2007                                                                   500              526
Argentina (Republic of) 1.98% 2012(1),(2)                                                             600              443
Argentina (Republic of) Global 12.25% 2018(2),(7),(9)                                                 223               67
Dominion Resources, Inc., Series B, 4.125% 2008                                                       500              507
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2),(5)                                        470              506
Cincinnati Bell Inc. 7.25% 2013                                                                       500              484
Visteon Corp. 7.00% 2014                                                                              500              478
Newfield Exploration Co. 6.625% 2014(5)                                                               450              471
MetLife, Inc. 3.911% 2005                                                                             440              445
Rite Aid Corp. 6.875% 2013                                                                            500              440
Viasystems, Inc. 10.50% 2011                                                                          450              430
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67%
   2034(1),(2)                                                                                        421              418
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1,
   7.739% 2032(2)                                                                                     376              412
INVISTA 9.25% 2012(5)                                                                                 375              402
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                 350              396
Millennium America Inc. 7.625% 2026                                                                   425              393
Nortek, Inc. 8.50% 2014(5)                                                                            370              389
BCP Caylux Holdings Luxembourg SCA 9.625% 2014(5)                                                     125              136
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50%
   2014(5),(6)                                                                                        400              241
Delta Air Lines, Inc. 7.70% 2005                                                                      850              374
Telenet Group Holding NV 0%/11.50% 2014(5),(6)                                                        490              363
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1,
   4.798% 2034(1),(2)                                                                                 350              353
Jostens IH Corp. 7.625% 2012(5)                                                                       325              328
AT&T Wireless Services, Inc. 8.75% 2031                                                               240              316
HVB Funding Trust I 8.741% 2031(5)                                                                    250              314
Winn-Dixie Stores, Inc. 8.875% 2008                                                                   375              308
Toll Brothers, Inc. 6.875% 2012                                                                       250              279
Huntsman LLC 11.50% 2012(5)                                                                           250              277
Telstra Corp. Ltd. 6.375% 2012                                                                        250              276
Schering-Plough Corp. 5.30% 2013                                                                      250              259
ICI Wilmington, Inc. 4.375% 2008                                                                      250              253
Venezuela (Republic of) 9.25% 2027                                                                    245              242
Bombardier Recreational Products 8.375% 2013(5)                                                       225              238
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.528%
   2027(1),(2),(5)                                                                                    214              231
Jean Coutu Group (PJC) Inc. 8.50% 2014(5)                                                             175              175
Ainsworth Lumber Co. Ltd. 7.25% 2012(5)                                                               150              152
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,
   5.70% 2023(2),(5)                                                                                  109              113
SpectraSite, Inc. 8.25% 2010                                                                          100              108
Standard Aero Holdings, Inc. 8.25% 2014(5)                                                            100              104
PETCO Animal Supplies, Inc. 10.75% 2011                                                                75               87
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                    100               77
                                                                                                                   562,589

TOTAL BONDS AND NOTES (cost: $1,447,937,000)                                                                     1,559,151




RIGHTS AND WARRANTS -- 0.00%                                                                       Shares


U.S. DOLLAR -- 0.00%
GT Group Telecom Inc., warrants, expire 2010(5),(8),(10)                                            1,000                0


TOTAL RIGHTS AND WARRANTS (cost: $52,000)                                                                                0





PREFERRED STOCKS -- 0.02%


U.S. DOLLAR -- 0.02%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009(8)                              737              332


TOTAL PREFERRED STOCKS (cost: $552,000)                                                                                332





COMMON STOCKS -- 0.10%


U.S. DOLLAR -- 0.10%
NTELOS Inc.(8),(10)                                                                               428,891            1,621


TOTAL COMMON STOCKS (cost: $1,164,000)                                                                               1,621











                                                                                         Principal amount     Market value
SHORT-TERM SECURITIES -- 3.08%                                                                      (000)            (000)


Barton Capital Corp. 1.75% due 10/1/2004(5)                                                US$     12,400           12,399
Rio Tinto PLC 1.74% due 10/5/2004(5)                                                               10,000            9,998
KfW International Finance Inc. 1.74% due 10/6/2004(5)                                              10,000            9,997
GlaxoSmithKline Finance PLC 1.76% due 10/7/2004                                                    10,000            9,997
BMW U.S. Capital Corp. 1.75% due 10/22/2004(5)                                                      8,000            7,991
                                                                                                                    50,382

TOTAL SHORT-TERM SECURITIES (cost: $50,382,000)                                                                     50,382


TOTAL INVESTMENT SECURITIES (cost: $1,500,087,000)                                                               1,611,486
Other assets less liabilities                                                                                       23,530

NET ASSETS                                                                                                    US$1,635,016



(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $151,135,000, which represented 9.24% of the net assets of the fund.
(6) Step bond; coupon rate will increase at a later date.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Valued under fair value procedures adopted by authority of the Board of Directors.
(9) Scheduled interest payments not made; reorganization pending.
(10) Security did not produce income during the last 12 months.




FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,500,087)                                                            $1,611,486
 Cash                                                                                                               1,064
 Receivables for:
  Sales of investments                                                                 $12,159
  Sales of fund's shares                                                                 6,295
  Open forward currency contracts                                                        1,955
  Closed forward currency contracts                                                         90
  Dividends and interest                                                                30,138                     50,637
                                                                                                                1,663,187
LIABILITIES:
 Payables for:
  Purchases of investments                                                              22,171
  Repurchases of fund's shares                                                           1,657
  Open forward currency contracts                                                        1,787
  Closed forward currency contracts                                                        857
  Investment advisory services                                                             674
  Services provided by affiliates                                                          597
  Deferred Directors' compensation                                                          60
  Other fees and expenses                                                                  368                     28,171
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $1,635,016

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                    $1,494,920
 Undistributed net investment income                                                                               22,154
 Undistributed net realized gain                                                                                    6,050
 Net unrealized appreciation                                                                                      111,892
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $1,635,016

Total authorized capital stock - 200,000 shares, $0.001 par value (86,076 total shares outstanding)

                                                                                                                Net asset value
                                                                              Net assets    Shares outstanding    per share (1)

Class A                                                                       $1,166,213                61,307           $19.02
Class B                                                                           77,915                 4,122           18.90
Class C                                                                          110,326                 5,856           18.84
Class F                                                                          186,238                 9,829           18.95
Class 529-A                                                                       20,712                 1,086           19.07
Class 529-B                                                                        4,349                   230           18.95
Class 529-C                                                                       10,704                   565           18.94
Class 529-E                                                                        1,228                    65           18.99
Class 529-F                                                                        1,583                    84           18.98
Class R-1                                                                            989                    52           18.96
Class R-2                                                                         10,895                   575           18.94
Class R-3                                                                          8,452                   445           18.99
Class R-4                                                                          3,868                   203           19.03
Class R-5                                                                         31,544                 1,657           19.04

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.76 and $19.80, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest (net of non-U.S. withholding
            tax of $244)                                                                       $64,491
  Dividends                                                                                         98                    $64,589

 Fees and expenses:
  Investment advisory services                                                                   7,549
  Distribution services                                                                          4,817
  Transfer agent services                                                                        1,327
  Administrative services                                                                          596
  Reports to shareholders                                                                          140
  Registration statement and prospectus                                                            159
  Postage, stationery and supplies                                                                 171
  Directors' compensation                                                                           35
  Auditing and legal                                                                               139
  Custodian                                                                                        349
  State and local taxes                                                                             21
  Other                                                                                             28
  Total expenses before reimbursement/waiver                                                    15,331
   Reimbursement/waiver of expenses                                                                155                     15,176
 Net investment income                                                                                                     49,413

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                   28,455
  Non-U.S. currency transactions                                                                (3,413)                    25,042
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                   26,968
  Non-U.S. currency translations                                                                (3,461)                    23,507
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                                   48,549
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                          $97,962


See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                           Year ended
                                                                                                          September 30
                                                                                                  2004                       2003
OPERATIONS:
 Net investment income                                                                         $49,413                    $34,300
 Net realized gain on investments and
  non-U.S. currency transactions                                                                25,042                        583
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                             23,507                    113,635
  Net increase in net assets
   resulting from operations                                                                    97,962                    148,518

DIVIDENDS PAID TO
 SHAREHOLDERS FROM NET INVESTMENT INCOME AND CURRENCY GAINS                                    (51,137)                   (22,556)

CAPITAL SHARE TRANSACTIONS                                                                     550,870                    334,271

TOTAL INCREASE IN NET ASSETS                                                                   597,695                    460,233

NET ASSETS:
 Beginning of year                                                                           1,037,321                    577,088
 End of year (including undistributed
  net investment income: $22,154 and $13,341,
  respectively)                                                                             $1,635,016                 $1,037,321


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2004, non-U.S. taxes paid on realized and unrealized gains were $170,000. In addition, as of September 30, 2004, the liability for non-U.S. taxes recorded based on realized and unrealized gains was $157,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of September 30, 2004, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $1,500,088,000.

During the year ended September 30, 2004, the fund reclassified $13,232,000 from realized gains to undistributed net investment income and $2,695,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)
Undistributed net investment income and currency gains                                                        $21,541
Undistributed long-term capital gains                                                                           6,051
Gross unrealized appreciation on investment securities                                                        116,619
Gross unrealized depreciation on investment securities                                                         (5,221)
Net unrealized appreciation on investment securities                                                          111,398

At the beginning of the period, the fund had capital loss carryforwards of $716,000, $1,694,000, $2,178,000 and $1,164,000, expiring in 2008, 2009, 2010, and 2011, respectively. Undistributed long-term capital gains above reflect the utilization of these capital loss carryforwards to offset capital gains realized by the fund. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $11,803,000.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):


Share class                                         Year ended September 30, 2004               Year ended September 30, 2003
Class A                                                                  $ 39,545                                    $ 19,751
Class B                                                                     2,215                                         755
Class C                                                                     2,509                                         520
Class F                                                                     4,210                                         740
Class 529-A                                                                   539                                         130
Class 529-B                                                                   108                                          27
Class 529-C                                                                   228                                          51
Class 529-E                                                                    34                                           8
Class 529-F                                                                    31                                           3
Class R-1                                                                      30                                           8
Class R-2                                                                     189                                          16
Class R-3                                                                     241                                          12
Class R-4                                                                      22                                          -*
Class R-5                                                                   1,236                                         535
Total                                                                    $ 51,137                                    $ 22,556


* Amount less than one thousand.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.650% on the first $500 million of daily net assets and decreasing to 0.500% on such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 2003, reducing the existing annual rate to 0.570% from 0.650% on the first $500 million of daily net assets. Until the effective date, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC also reduced investment advisory services fees by an additional $35,000. As a result, the fee shown on the accompanying financial statements of $7,549,000, which was equivalent to an annualized rate of 0.557%, was reduced by $103,000 to $7,446,000, or 0.549% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $2,737           $1,233         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           677               94          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           840           Included             $126                $34            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           312           Included              187                 29            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          25           Included              24                  4                  $16
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          36           Included               5                  3                    3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          80           Included              12                  4                    8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          5            Included               1                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included               2                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           8            Included               1                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2           51           Included              10                  67            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3           41           Included              12                  12            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           3            Included               2                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              29                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $4,817           $1,327              $411               $156                 $29
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $6,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class                                                              Sales(1)                     Reinvestments of dividends
                                                                  Amount             Shares              Amount         Shares
Year ended September 30, 2004
Class A                                                        $ 524,283             28,177            $ 35,184          1,898
Class B                                                           38,315              2,071               1,974            107
Class C                                                           82,447              4,466               2,153            117
Class F                                                          151,902              8,205               3,754            203
Class 529-A                                                       12,173                652                 539             29
Class 529-B                                                        1,966                106                 108              6
Class 529-C                                                        6,147                331                 228             12
Class 529-E                                                          741                 40                  34              2
Class 529-F                                                        1,226                 67                  30              2
Class R-1                                                            737                 40                  30              1
Class R-2                                                          9,285                500                 189             10
Class R-3                                                         35,341              1,902                 241             13
Class R-4                                                          9,130                497                  22              1
Class R-5                                                         10,094                545               1,080             58
Total net increase
   (decrease)                                                  $ 883,787             47,599            $ 45,566          2,459

Year ended September 30, 2003
Class A                                                        $ 524,729             30,608            $ 17,833          1,065
Class B                                                           53,204              3,104                 668             40
Class C                                                           72,048              4,182                 480             28
Class F                                                           70,377              4,063                 657             39
Class 529-A                                                        7,647                444                 130              8
Class 529-B                                                        2,125                125                  27              2
Class 529-C                                                        3,870                228                  51              3
Class 529-E                                                          636                 37                   8              1
Class 529-F                                                          322                 19                   3             -*
Class R-1                                                            875                 51                   8              1
Class R-2                                                          3,238                186                  16              1
Class R-3                                                          2,286                131                  11              1
Class R-4                                                            391                 22                  -*             -*
Class R-5                                                         10,861                613                 460             28
Total net increase
   (decrease)                                                  $ 752,609             43,813            $ 20,352          1,217



Share class                                                              Repurchases(1)                      Net increase
                                                                      Amount           Shares            Amount           Shares
Year ended September 30, 2004
Class A                                                           $ (254,321)         (13,771)        $ 305,146           16,304
Class B                                                              (20,646)          (1,121)           19,643            1,057
Class C                                                              (23,664)          (1,294)           60,936            3,289
Class F                                                              (33,190)          (1,804)          122,466            6,604
Class 529-A                                                           (2,010)            (108)           10,702              573
Class 529-B                                                             (500)             (27)            1,574               85
Class 529-C                                                             (870)             (47)            5,505              296
Class 529-E                                                             (334)             (18)              441               24
Class 529-F                                                              (67)              (4)            1,189               65
Class R-1                                                               (624)             (34)              143                7
Class R-2                                                             (1,722)             (93)            7,752              417
Class R-3                                                            (29,465)          (1,576)            6,117              339
Class R-4                                                             (5,613)            (308)            3,539              190
Class R-5                                                             (5,457)            (297)            5,717              306
Total net increase
   (decrease)                                                     $ (378,483)         (20,502)        $ 550,870           29,556

Year ended September 30, 2003
Class A                                                           $ (340,241)         (19,776)        $ 202,321           11,897
Class B                                                              (21,718)          (1,264)           32,154            1,880
Class C                                                              (40,206)          (2,328)           32,322            1,882
Class F                                                              (31,360)          (1,851)           39,674            2,251
Class 529-A                                                             (702)             (40)            7,075              412
Class 529-B                                                             (163)             (10)            1,989              117
Class 529-C                                                             (346)             (20)            3,575              211
Class 529-E                                                              (28)              (2)              616               36
Class 529-F                                                                -                -               325               19
Class R-1                                                               (264)             (15)              619               37
Class R-2                                                               (533)             (31)            2,721              156
Class R-3                                                               (496)             (29)            1,801              103
Class R-4                                                               (163)              (9)              228               13
Class R-5                                                             (2,470)            (140)            8,851              501
Total net increase
   (decrease)                                                     $ (438,690)         (25,515)        $ 334,271           19,515

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       FORWARD CURRENCY CONTRACTS

As of September 30, 2004, the fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows: (dollars in thousands)

Non-U.S.                                                     Contract amount                U.S. valuations at September 30, 2004
currency
contracts                                                                                                           Unrealized
                                                      Non-U.S.             U.S.                   Amount          appreciation
                                                                                                                (depreciation)

PURCHASES:

Canadian dollars
expiring 11/5/2004                                     C$4,441           $3,368                   $3,522                 $154

Euros
expiring 10/8 to 6/30/2005                       Euro   62,631           76,730                   77,819                1,089

Japanese yen
expiring 10/12 to 3/15/2005                      Y  16,165,528          147,638                  147,459                 (179)

Swedish kronor
expiring 12/16/2004                                  SKr21,745            2,854                    2,985                  131

                                                                        230,590                  231,785                1,195

SALES:

Euros
expiring 10/13 to 12/31/2004                     Euro   60,299           73,894                   74,921                1,027

                                                                         73,894                   74,921                1,027

FORWARD CURRENCY CONTRACTS - NET                                                                                        $ 168

7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,510,072,000 and $991,636,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $349,000 included $8,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations(2)
                                                                                                            Net
                                                                Net asset                        gains (losses)
                                                                   value,              Net        on securities        Total from
                                                                beginning       investment       (both realized        investment
                                                                of period           income      and unrealized)        operations
Class A:
 Year ended 9/30/2004                                              $18.37             $.69                $.74              $1.43
 Year ended 9/30/2003                                               15.60              .72                2.55               3.27
 Year ended 9/30/2002                                               14.63              .80                 .49               1.29
 Year ended 9/30/2001                                               14.16              .79                 .07                .86
 Year ended 9/30/2000                                               15.41              .68               (1.26)              (.58)
Class B:
 Year ended 9/30/2004                                               18.27              .55                 .73               1.28
 Year ended 9/30/2003                                               15.52              .58                2.55               3.13
 Year ended 9/30/2002                                               14.59              .70                 .47               1.17
 Year ended 9/30/2001                                               14.12              .71                 .04                .75
 Period from 3/15/2000 to 9/30/2000                                 14.74              .28                (.63)              (.35)
Class C:
 Year ended 9/30/2004                                               18.22              .54                 .73               1.27
 Year ended 9/30/2003                                               15.48              .57                2.54               3.11
 Year ended 9/30/2002                                               14.54              .69                 .47               1.16
 Period from 3/15/2001 to 9/30/2001                                 14.50              .42                (.34)               .08
Class F:
 Year ended 9/30/2004                                               18.31              .69                 .73               1.42
 Year ended 9/30/2003                                               15.55              .71                2.54               3.25
 Year ended 9/30/2002                                               14.59              .80                 .47               1.27
 Period from 3/16/2001 to 9/30/2001                                 14.44              .49                (.26)               .23
Class 529-A:
 Year ended 9/30/2004                                               18.41              .69                 .74               1.43
 Year ended 9/30/2003                                               15.63              .72                2.56               3.28
 Period from 2/15/2002 to 9/30/2002                                 14.48              .50                 .81               1.31
Class 529-B:
 Year ended 9/30/2004                                               18.32              .52                 .73               1.25
 Year ended 9/30/2003                                               15.56              .55                2.56               3.11
 Period from 2/25/2002 to 9/30/2002                                 14.42              .41                 .85               1.26
Class 529-C:
 Year ended 9/30/2004                                               18.32              .52                 .73               1.25
 Year ended 9/30/2003                                               15.56              .56                2.55               3.11
 Period from 2/28/2002 to 9/30/2002                                 14.43              .41                 .85               1.26
Class 529-E:
 Year ended 9/30/2004                                               18.35              .62                 .73               1.35
 Year ended 9/30/2003                                               15.59              .65                2.55               3.20
 Period from 5/16/2002 to 9/30/2002                                 14.81              .29                 .56                .85
Class 529-F:
 Year ended 9/30/2004                                               18.36              .67                 .72               1.39
 Year ended 9/30/2003                                               15.60              .69                2.56               3.25
 Period from 9/17/2002 to 9/30/2002                                 15.48              .03                 .09                .12




Financial highlights (1)                                           (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                           Net
                                                                Net asset                         gains(losses)
                                                                   value,              Net       on securities         Total from
                                                                beginning       investment      (both realized         investment
                                                                of period           income      and unrealized)        operations
Class R-1:
 Year ended 9/30/2004                                              $18.32             $.55                $.74              $1.29
 Year ended 9/30/2003                                               15.57              .58                2.54               3.12
 Period from 6/28/2002 to 9/30/2002                                 15.32              .18                 .07                .25
Class R-2:
 Year ended 9/30/2004                                               18.32              .55                 .74               1.29
 Year ended 9/30/2003                                               15.57              .58                2.55               3.13
 Period from 7/9/2002 to 9/30/2002                                  15.34              .17                 .06                .23
Class R-3:
 Year ended 9/30/2004                                               18.32              .63                 .75               1.38
 Year ended 9/30/2003                                               15.59              .64                2.53               3.17
 Period from 7/16/2002 to 9/30/2002                                 15.50              .16                (.07)               .09
Class R-4:
 Year ended 9/30/2004                                               18.40              .69                 .73               1.42
 Year ended 9/30/2003                                               15.63              .70                2.57               3.27
 Period from 8/15/2002 to 9/30/2002                                 15.28              .20                 .15                .35
Class R-5:
 Year ended 9/30/2004                                               18.38              .75                 .74               1.49
 Year ended 9/30/2003                                               15.62              .77                2.54               3.31
 Period from 5/15/2002 to 9/30/2002                                 14.79              .34                 .58                .92



                                                                          Dividends and distributions

                                                                 Dividends
                                                                 (from net    Distributions               Total         Net asset
                                                                investment    (from capital       dividends and        value, end
                                                                   income)           gains)       distributions         of period
Class A:
 Year ended 9/30/2004                                               $(.78)             $ -               $(.78)            $19.02
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.37
 Year ended 9/30/2002                                                (.32)               -                (.32)             15.60
 Year ended 9/30/2001                                                (.39)               -                (.39)             14.63
 Year ended 9/30/2000                                                (.60)            (.07)               (.67)             14.16
Class B:
 Year ended 9/30/2004                                                (.65)               -                (.65)             18.90
 Year ended 9/30/2003                                                (.38)               -                (.38)             18.27
 Year ended 9/30/2002                                                (.24)               -                (.24)             15.52
 Year ended 9/30/2001                                                (.28)               -                (.28)             14.59
 Period from 3/15/2000 to 9/30/2000                                  (.27)               -                (.27)             14.12
Class C:
 Year ended 9/30/2004                                                (.65)               -                (.65)             18.84
 Year ended 9/30/2003                                                (.37)               -                (.37)             18.22
 Year ended 9/30/2002                                                (.22)               -                (.22)             15.48
 Period from 3/15/2001 to 9/30/2001                                  (.04)               -                (.04)             14.54
Class F:
 Year ended 9/30/2004                                                (.78)               -                (.78)             18.95
 Year ended 9/30/2003                                                (.49)               -                (.49)             18.31
 Year ended 9/30/2002                                                (.31)               -                (.31)             15.55
 Period from 3/16/2001 to 9/30/2001                                  (.08)               -                (.08)             14.59
Class 529-A:
 Year ended 9/30/2004                                                (.77)               -                (.77)             19.07
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.41
 Period from 2/15/2002 to 9/30/2002                                  (.16)               -                (.16)             15.63
Class 529-B:
 Year ended 9/30/2004                                                (.62)               -                (.62)             18.95
 Year ended 9/30/2003                                                (.35)               -                (.35)             18.32
 Period from 2/25/2002 to 9/30/2002                                  (.12)               -                (.12)             15.56
Class 529-C:
 Year ended 9/30/2004                                                (.63)               -                (.63)             18.94
 Year ended 9/30/2003                                                (.35)               -                (.35)             18.32
 Period from 2/28/2002 to 9/30/2002                                  (.13)               -                (.13)             15.56
Class 529-E:
 Year ended 9/30/2004                                                (.71)               -                (.71)             18.99
 Year ended 9/30/2003                                                (.44)               -                (.44)             18.35
 Period from 5/16/2002 to 9/30/2002                                  (.07)               -                (.07)             15.59
Class 529-F:
 Year ended 9/30/2004                                                (.77)               -                (.77)             18.98
 Year ended 9/30/2003                                                (.49)               -                (.49)             18.36
 Period from 9/17/2002 to 9/30/2002                                     -                -                   -              15.60




Financial highlights (1)                                            (continued)

                                                                     Dividends and distributions

                                                                Dividends
                                                                (from net     Distributions              Total          Net asset
                                                               investment     (from capital      dividends and         value, end
                                                                   income)           gains)      distributions          of period
Class R-1:
 Year ended 9/30/2004                                               $(.65)               -               $(.65)            $18.96
 Year ended 9/30/2003                                                (.37)               -                (.37)             18.32
 Period from 6/28/2002 to 9/30/2002                                     -                -                   -              15.57
Class R-2:
 Year ended 9/30/2004                                                (.67)               -                (.67)             18.94
 Year ended 9/30/2003                                                (.38)               -                (.38)             18.32
 Period from 7/9/2002 to 9/30/2002                                      -                -                   -              15.57
Class R-3:
 Year ended 9/30/2004                                                (.71)               -                (.71)             18.99
 Year ended 9/30/2003                                                (.44)               -                (.44)             18.32
 Period from 7/16/2002 to 9/30/2002                                     -                -                   -              15.59
Class R-4:
 Year ended 9/30/2004                                                (.79)               -                (.79)             19.03
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.40
 Period from 8/15/2002 to 9/30/2002                                     -                -                   -              15.63
Class R-5:
 Year ended 9/30/2004                                                (.83)               -                (.83)             19.04
 Year ended 9/30/2003                                                (.55)               -                (.55)             18.38
 Period from 5/15/2002 to 9/30/2002                                  (.09)               -                (.09)             15.62



                                                                      Ratio of expenses     Ratio of expenses
                                                                         to average net        to average net         Ratio of
                                                         Net assets,      assets before          assets after       net income
                                                Total  end of period     reimbursement/        reimbursement/       to average
                                           return (3)  (in millions)             waiver            waiver (4)       net assets
Class A:
 Year ended 9/30/2004                           7.96%        $1,166               1.03%                 1.02%            3.74%
 Year ended 9/30/2003                          21.34            827               1.09                  1.04             4.22
 Year ended 9/30/2002                           8.97            517               1.16                  1.08             5.38
 Year ended 9/30/2001                           6.18            399               1.13                  1.12             5.46
 Year ended 9/30/2000                          (3.89)           416               1.12                  1.12             4.66
Class B:
 Year ended 9/30/2004                           7.12             78               1.77                  1.77             3.00
 Year ended 9/30/2003                          20.41             56               1.86                  1.81             3.40
 Year ended 9/30/2002                           8.10             18               1.92                  1.84             4.65
 Year ended 9/30/2001                           5.35              4               1.86                  1.85             4.92
 Period from 3/15/2000 to 9/30/2000            (2.34)             1               1.81 (5)              1.81 (5)         3.99  (5)
Class C:
 Year ended 9/30/2004                           7.11            110               1.82                  1.82             2.95
 Year ended 9/30/2003                          20.33             47               1.92                  1.87             3.32
 Year ended 9/30/2002                           8.10             11               1.98                  1.90             4.60
 Period from 3/15/2001 to 9/30/2001              .58              2               1.99 (5)              1.98 (5)         5.34  (5)
Class F:
 Year ended 9/30/2004                           7.94            186               1.05                  1.04             3.73
 Year ended 9/30/2003                          21.27             59               1.16                  1.11             4.09
 Year ended 9/30/2002                           8.87             15               1.24                  1.16             5.34
 Period from 3/16/2001 to 9/30/2001             1.60              3               1.21 (5)              1.20 (5)         6.30  (5)
Class 529-A:
 Year ended 9/30/2004                           7.89             21               1.07                  1.06             3.71
 Year ended 9/30/2003                          21.35              9               1.07                  1.02             4.16
 Period from 2/15/2002 to 9/30/2002             9.08              2               1.33 (5)              1.25 (5)         5.26  (5)
Class 529-B:
 Year ended 9/30/2004                           6.95              4               1.96                  1.95             2.81
 Year ended 9/30/2003                          20.22              2               2.04                  1.99             3.19
 Period from 2/25/2002 to 9/30/2002             8.80              - (6)           2.08 (5)              2.00 (5)         4.51  (5)
Class 529-C:
 Year ended 9/30/2004                           6.94             11               1.94                  1.93             2.84
 Year ended 9/30/2003                          20.24              5               2.02                  1.97             3.22
 Period from 2/28/2002 to 9/30/2002             8.76              1               2.07 (5)              1.99 (5)         4.53  (5)
Class 529-E:
 Year ended 9/30/2004                           7.53              1               1.41                  1.40             3.36
 Year ended 9/30/2003                          20.84              1               1.48                  1.43             3.71
 Period from 5/16/2002 to 9/30/2002             5.77              - (6)            .62                   .54             1.92
Class 529-F:
 Year ended 9/30/2004                           7.72              2               1.16                  1.15             3.62
 Year ended 9/30/2003                          21.19              - (6)           1.23                  1.18             3.94
 Period from 9/17/2002 to 9/30/2002              .77              - (6)            .08                     - (7)          .20




Financial highlights (1)                                           (continued)


                                                                     Ratio of expenses      Ratio of expenses
                                                                        to average net         to average net         Ratio of
                                                        Net assets,      assets before           assets after       net income
                                               Total  end of period     reimbursement/         reimbursement/       to average
                                              return   (in millions)            waiver             waiver (4)       net assets
Class R-1:
 Year ended 9/30/2004                           7.14%            $1               1.95%                 1.82%            2.94%
 Year ended 9/30/2003                          20.33              1               2.15                  1.86             3.32
 Period from 6/28/2002 to 9/30/2002             1.63              - (6)            .62                   .47             1.17
Class R-2:
 Year ended 9/30/2004                           7.18             11               2.51                  1.78             2.99
 Year ended 9/30/2003                          20.38              3               2.91                  1.81             3.29
 Period from 7/9/2002 to 9/30/2002              1.50              - (6)           1.79                   .42             1.08
Class R-3:
 Year ended 9/30/2004                           7.59              8               1.42                  1.40             3.38
 Year ended 9/30/2003                          20.81              2               1.73                  1.43             3.68
 Period from 7/16/2002 to 9/30/2002              .58              - (6)            .64                   .32             1.02
Class R-4:
 Year ended 9/30/2004                           7.91              4               1.11                  1.05             3.72
 Year ended 9/30/2003                          21.34              - (6)           2.70                  1.08             3.94
 Period from 8/15/2002 to 9/30/2002             2.29              - (6)          35.55                     - (7)         1.32
Class R-5:
 Year ended 9/30/2004                           8.32             32                .73                   .72             4.04
 Year ended 9/30/2003                          21.60             25                .81                   .76             4.49
 Period from 5/15/2002 to 9/30/2002             6.20             13                .37                   .29             2.17


                                                                                      Year ended September 30
                                                                       2004           2002          2001            2000

Portfolio turnover rate for all classes of shares                       79%            48%           61%             52%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01 percent.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
November 11, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $109,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,316,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

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